Execution Version

AMENDMENT NUMBER TWO
TO LOAN AGREEMENT

This AMENDMENT NUMBER TWO TO LOAN AGREEMENT (this “Agreement”), dated as of February 22, 2008, among MACQUARIE DISTRICT ENERGY, INC., a Delaware corporation (the ”Borrower”); the several banks and other financial institutions signatories hereto; LASALLE BANK NATIONAL ASSOCIATION, as Issuing Bank (in such capacity, the “Issuing Bank”); and DRESDNER BANK AG NEW YORK BRANCH, as Administrative Agent (in such capacity, the “Administrative Agent”).

RECITALS

A. The parties hereto are parties to the Loan Agreement dated as of September 21, 2007 by and among the Borrower, the several banks and other financial institutions from time to time parties thereto as lenders (the “Lenders”), the Issuing Bank and the Administrative Agent, as amended by Amendment Number One, dated December 21, 2007 (collectively, the “Loan Agreement”), pursuant to which the Lenders have agreed to provide certain loans to the Borrower for the purposes and upon the terms and conditions set forth therein.

B. The Borrower and the Lenders have agreed to amend (i) the mandatory prepayment provisions contained in Sections 2.9(c)(vi) and 2.9(c)(viii) of the Loan Agreement, together with such conforming changes as may be necessary and (ii) certain Forms of Borrowing Requests contained in Exhibits A-2 and A-3 of the Loan Agreement, as set forth herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

Section 1. Definitions and Rules of Interpretation. All capitalized terms used but not defined in this Agreement shall have the respective meanings specified in the Loan Agreement. The rules of interpretation set forth in Section 1 of the Loan Agreement shall apply to this Agreement, mutatis mutandis, as if set forth herein.

Section 2. Amendment to Loan Agreement.

a. The mandatory prepayment provision in Section 2.9(c)(vi) of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“Commencing on the Calculation Date following the fifth anniversary of the Effective Date and on each subsequent Calculation Date, the Borrower shall, promptly and, in any event, no later than ten (10) Business Days following each such Calculation Date, prepay the Loans with 100% of Excess Cash Flow.”

b. The definition of “Revised Base Case Projections” in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“Revised Base Case Projections” means, updated Base Case Projections, reflecting any changes thereto as a consequence of the Revised Use Agreement Termination Date.

c. The definition of “Revised Use Agreement Termination Date” in Section 1.1 of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“Revised Use Agreement Termination Date” means, the date to which the term of the Use Agreement is extended beyond December 31, 2020, if such extension occurs.

d. The mandatory prepayment provision in Section 2.9(c)(viii) of the Loan Agreement is hereby deleted and replaced in its entirety with the following:

“If during any fiscal year of the Borrower, the amount of Net Contract Termination Proceeds for such fiscal year exceeds $1,000,000, the Borrower shall, promptly after the contract termination, cancellation or non-renewal which results in such an excess or an increase in such an excess, prepay the Loans in an amount equal to 100% of the Net Contract Termination Proceeds for such fiscal year. The Borrower shall not be obligated to make a prepayment under this Section 2.9(c)(viii) if and to the extent that

(A) no Lock-Up Period is in effect,

(B) the Borrower makes a representation in writing to the Administrative Agent at the time the relevant Loan Party or Subsidiary receives such Net Contract Termination Proceeds that it or another Loan Party intends to reinvest such proceeds (1) within the same line of business which the relevant Loan Party is currently engaged, (2) within the United States of America, and (3) exclusively in Growth Capital Expenditures; and

(C) the Borrower makes a representation in writing to the Administrative Agent within 90 days of the relevant Loan Party or Subsidiary receiving such Net Contract Termination Proceeds that (1) it or another Loan Party has allocated such proceeds to specified and described Growth Capital Expenditure project(s), (2) it is reasonable to expect that such reinvestment shall generate future annual revenues equal to at least 90% of those generated in the prior fiscal year by the terminated, cancelled or non-renewed contract giving rise to such proceeds, and (3) it is reasonable to expect that such annual revenue amounts shall be reached within two (2) years from the date of such reinvestment.

Any Net Contract Termination Proceeds in excess of $1,000,000 retained by the Borrower but not actually reinvested in a manner consistent with the representations of the Borrower and this Section 2.9(c)(viii) within such time period and subject to such conditions shall at that time immediately be used to prepay the Loans in accordance with the first sentence of this Section  2.9(c)(viii).”

2

e. The Forms of Borrowing Requests contained in Exhibits A-2 and A-3 to the Loan Agreement are hereby deleted and replaced with Exhibits A-2 and A-3 hereto.

Section 3. No Further Waiver or Amendment. Except to the extent that provisions of the Loan Agreement are amended as expressly set forth in Section 2 hereof, the execution and delivery hereof shall not (a) operate as a modification or waiver of any right, power or remedy of the Financing Parties or the Collateral Agent under any of the Loan Documents, (b) cause a novation with respect to any of the Loan Documents, or (c) extinguish or terminate any obligations of the Borrower under the Loan Documents.

Section 4. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.

Section 5. Severability. If any provision of this Agreement is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 6. Headings. The headings in this Agreement have been included herein for convenience of reference only, are not part of this Agreement, and shall not be taken into consideration in interpreting this Agreement.

Section 7. Entire Agreement. This Agreement comprises the complete and integrated agreement of the parties hereto on the subject matter hereof and supersedes all prior agreements, written or oral, on such subject matter.

Section 8. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be maintained by the Borrower and the Administrative Agent.

[Signature pages follow.]

3

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

MACQUARIE DISTRICT ENERGY, INC., as Borrower

By:	/s/ David Bump
Name:	David Bump
Title:	President and CEO

AMENDMENT NO. 2 TO MACQUARIE DISTRICT ENERGY LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

DRESDNER BANK AG NEW YORK BRANCH, as Administrative Agent and Lender

By:	/s/ Jorge Rodriguez
Name:	Jorge Rodriguez
Title:	Director

By:	/s/ Jonathan Newman
Name:	Jonathan Newman
Title:	Vice President

AMENDMENT NO. 2 TO MACQUARIE DISTRICT ENERGY LOAN AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

LASALLE BANK NATIONAL ASSOCIATION, as Issuing Bank and Lender

By:	/s/ Scott D. Moreen
Name:	Scott D. Moreen
Title:	First Vice President

AMENDMENT NO. 2 TO MACQUARIE DISTRICT ENERGY LOAN AGREEMENT

Exhibit A-2
to Loan Agreement

FORM OF CAPITAL EXPENDITURE LOAN BORROWING REQUEST

Dresdner Bank AG,  New York and Grand Cayman Branches
1301 Avenue of the Americas
New York, New York 10019
Attention:	Credit Administration
Telephone:	212-895-6710
Facsimile:	212-895-6996

 Re: Borrowing Request

This Borrowing Request is delivered pursuant to Section 2.2(b) of the Loan Agreement dated as of September 20, 2007 (the “Loan Agreement”), among Macquarie District Energy, Inc. (the “Borrower”), the Lenders party thereto, and Dresdner Bank AG New York Branch, as Administrative Agent for the Lenders (the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meanings specified in the Loan Agreement.

The Borrower hereby irrevocably requests a Borrowing of Term Loans as follows:

1.	Requested Date of Borrowing:
2.	Aggregate Amount of Requested Borrowing:	$
3.	Requested initial Interest Period:

The Borrower hereby certifies to the Administrative Agent and each Capital Expenditure Loan Lender that (a) the proceeds of the requested Capital Expenditure Loans will be applied as set forth in Schedule 1 hereto, which uses are permitted by the Loan Agreement, (b) as of the date of this Borrowing Request, all of the conditions precedent set forth in Sections 4.1 or 4.2, as applicable, of the Loan Agreement have been satisfied or waived by the Lenders, and on the date specified in Item 1 above, the Borrower will have satisfied all such conditions precedent to the Capital Expenditure Loans requested hereby, (c) as of the date of this Borrowing Request, each of the representations and warranties of the Borrower set forth in Article V of the Loan Agreement is true and correct to the extent provided therein and each such representation and warranty will be true and correct on and as of the date of the Borrowing requested hereby as if made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct on and as of such date), and (d) no Default or Event of Default has occurred and is continuing.

Exh. A-2-1

Schedule 1

Please wire transfer the proceeds of the Borrowing to the accounts of the following Persons at the financial institutions indicated below.

Person to be Paid
Amount to be Transferred for Maintenance Capital Expenditures	Name of Payee	Account No.	Name, Address, ABA#, and Attn:

$

Attention:

Amount to be Transferred for Growth Capital Expenditure	Name of Payee	Account No.	Name, Address, ABA#, and Attn:

$

Attention:

Dated:_________________

MACQUARIE DISTRICT ENERGY, INC.,
as Borrower

By:
Name:
Title:

By:
Name:
Title:

Exh. A-2-2

Exhibit A-3
to Loan Agreement

FORM OF REVOLVING LOAN BORROWING OR LETTER OF CREDIT REQUEST

Dresdner Bank AG,  New York and Grand Cayman Branches
1301 Avenue of the Americas
New York, New York 10019
Attention:	Credit Administration
Telephone:	212-895-6710
Facsimile:	212-895-6996

 Re: Borrowing Request

This Borrowing Request is delivered pursuant to Section 2.3(b) of the Loan Agreement dated as of September 20, 2007 (the “Loan Agreement”), among Macquarie District Energy, Inc. (the “Borrower”), the Lenders party thereto, among Dresdner Bank AG New York Branch, as Administrative Agent for the Lenders (the “Administrative Agent”). All capitalized terms used but not defined herein shall have the meanings specified in the Loan Agreement.

The Borrower hereby irrevocably requests a Borrowing of Revolving Loans as follows:

1.	Requested Date of Borrowing:
2.	[Aggregate Amount of Requested Borrowing] / [Face amount of Letter of Credit]:	$
3	[The requested initial Interest Period] / [Expiration date of Letter of Credit]:

The Borrower hereby certifies to the Administrative Agent that (a) the proceeds of the requested Revolving Loans will be applied as set forth in Schedule 1 hereto, which uses are permitted by the Loan Agreement, (b) as of the date of this Borrowing Request, all of the conditions precedent set forth in Sections 4.1 or 4.2, as applicable, of the Loan Agreement have been satisfied or waived by the Administrative Agent, and on the date specified in Item 1 above, the Borrower will have satisfied all such conditions precedent to the Revolving Loans requested hereby, (c) as of the date of this Borrowing Request, each of the representations and warranties of the Borrower set forth in Article V of the Loan Agreement is true and correct to the extent provided therein and each such representation and warranty will be true and correct on and as of the date of the Borrowing requested hereby as if made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties were true and correct on and as of such date), and (d) no Default or Event of Default has occurred and is continuing.

Exh. A-3-1

Schedule 1

Please wire transfer the proceeds of the Borrowing to the accounts of the following Persons at the financial institutions indicated below.

Person to be Paid
[Amount to be Transferred] / [Face Amount of Letter of Credit]	Name of Payee	Account No. (if applicable)	Name, Address, ABA#, and Attn:
$

Attention:
$

Attention:

Dated:____________________

MACQUARIE DISTRICT ENERGY, INC.,
as Borrower

By:
Name:
Title:

By:
Name:
Title:

Exh. A-3-2